                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("Agreement") is made and entered into as of the 25th day of January 2005, by and among JPMorgan Chase Bank, N.A. a national banking association (the "Escrow Agent"), Vion Pharmaceuticals, Inc. a Delaware
corporation (the "Company") and CIBC World Markets Corp. (the "Placement
Agent").

                                   BACKGROUND

         WHEREAS, the Company proposes to sell an aggregate of up to 11,167,158 shares of its common stock, par value $.01 per share (the "Shares"), for an aggregate of up to $50,000,000, all as described in the Company's registration statement on Form S-3 (Registration No. 333-121251 which, together with all amendments or supplements thereto is referred to herein as the "Registration
Statement");

         WHEREAS, the Shares are being offered by the Company to subscribers identified by the Placement Agent, pursuant to the terms of the Placement Agent
Agreement dated January 25, 2005 by and between the Company and the Placement
Agent (the "Placement Agent Agreement"), and the Purchase Agreements executed by certain of the subscribers in the form attached to the Placement Agent Agreement as Exhibit A thereto (the "Purchase Agreements");

         WHEREAS, the offering of the Shares will terminate on or prior to
January 28, 2005 (the "Final Closing Date");

         WHEREAS, with respect to certain of the subscription payments received from subscribers, the Company and the Placement Agent propose to establish an escrow account with the Escrow Agent in the name of the Company at 4 New York
Plaza, New York 10004; and

         WHEREAS, the Escrow Agent is willing to receive and disburse the proceeds from the offering of the Shares in accordance herewith.

                                      TERMS

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Deposit of Escrowed Funds. The Placement Agent shall cause certain of the subscribers for the Shares to wire or deposit with the Escrow Agent funds of the subscribers delivered in payment for the Shares (the "Escrowed Funds"). Upon receipt of funds from such subscribers, the Escrow Agent shall credit such funds to a non-interest bearing account held by the Escrow Agent. The wire instructions for such subscriber funds are set forth in the notice provision for the Escrow Agent in Section 9 to this Agreement and in Section 3 of the Purchase
Agreements. If any checks or other instruments deposited in the escrow account hereunder prove

uncollectible, the Escrow Agent shall debit such escrow account and shall deliver the returned checks or other instruments to the Subscriber.

     2. Acceptance. Upon receipt of the Escrowed Funds, the Escrow Agent shall acknowledge such receipt in writing to the Company and Placement Agent and shall hold and disburse the same pursuant to the terms and conditions of this
Agreement. The Escrow Agent shall have no duty to verify whether the amounts and property delivered comport with the requirements of any other agreement.

     3. List of Subscribers. The Placement Agent shall furnish or cause to be furnished to the Escrow Agent, at the time of each deposit of funds pursuant to
Section 1, a list, substantially in the form of Exhibit A hereto, containing the name of, the address of, the number of Shares subscribed for by, the subscription amount delivered to the Escrow Agent on behalf of, and the social security or taxpayer identification number, if applicable, of, each subscriber whose funds are being deposited, The Escrow Agent shall notify the Placement
Agent and the Company of any discrepancy between the subscription amounts set forth on any list delivered pursuant to this Section 4 and the subscription amounts received by the Escrow Agent. The Escrow Agent is authorized to revise such list to reflect the actual subscription amounts received and the release of any subscription amounts pursuant to Section 4.

     4. Withdrawal of Subscription Amounts.

         (a) If the Escrow Agent shall receive a notice, substantially in the form of Exhibit B hereto (an "Offering Termination Notice"), from the Company, the Escrow Agent shall (i) promptly after receipt of such Offering Termination
Notice, and send to each subscriber listed on the list held by the Escrow Agent pursuant to Section 3 whose total subscription amount shall not have been released pursuant to paragraph (b) or (c) of this Section 4, in the manner set forth in paragraph (d) of this Section 4, a check to the order of such subscriber in the amount of the remaining subscription amount held by the Escrow
Agent as set forth on such list held by the Escrow Agent. The Escrow Agent shall notify the Company and the Placement Agent of the distribution of such funds to the subscribers.

         (b) In the event that (i) the Shares have been subscribed for and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Final Closing Date and (ii) no Offering Termination Notice shall have been delivered to the Escrow Agent, the Company and the Placement Agent shall deliver to the Escrow Agent a joint notice, not less than two (2) nor more than seven
(7) business days prior to such Closing Date, substantially in the form of
Exhibit C hereto (a "Closing Notice"), designating the date on which Shares are to be sold and delivered to the subscribers thereof (the "Closing Date", which is currently expected to be January 28, 2005), the proceeds of which are to be distributed on such Closing Date, and identifying the subscribers and the number of Shares to be sold to each thereof on such Closing Date,. The Escrow Agent, after receipt of such Closing Notice:

                                      -2-

         (i) on such Closing Date, pay to the Company and the Placement Agent,
in federal or other immediately available funds and otherwise in the manner specified by the Company in such Closing Notice, an amount equal to the aggregate of the subscription amounts paid by the subscribers identified in such
Closing Notice for the Shares to be sold on such Closing Date as set forth on the list held by the Escrow Agent pursuant to Section 4; and

         (c) If at any time and from time to time prior to the release of any subscriber's total subscription amount pursuant to paragraph (a) or (b) of this
Section 4 from escrow, the Company shall deliver to the Escrow Agent a notice, substantially in the form of Exhibit D hereto (a "Subscription Termination
Notice"), to the effect that any or all of the subscriptions of such subscriber have been rejected by the Company (a "Rejected Subscription"), the Escrow Agent
(i) promptly after receipt of such Subscription Termination Notice and, if such subscriber delivered a check in payment of its Rejected Subscription, after the clearance of such check, shall liquidate, to the extent of the sum of such subscriber's Rejected Subscription amount as set forth in the Subscription
Termination Notice in the manner set forth in paragraph (d) of this Section 4, a check to the order of such subscriber in the amount of such Rejected
Subscription amount.

         (d) For the purposes of this Section 4, any check that the Escrow Agent shall be required to send to any subscriber shall be sent to such subscriber by first class mail, postage prepaid, at such subscriber's address furnished to the
Escrow Agent pursuant to Section 3.

     5. Escrow Agent; Duties and Liabilities.

         (a) It is expressly understood and agreed by the parties that (i) the duties of the Escrow Agent, as herein specifically provided, are purely ministerial in nature; (ii) the Escrow Agent shall not have any duty to deposit the Escrowed Funds except as provided herein, (iii) the Escrow Agent shall not be responsible or liable in any manner whatsoever for, or have any duty to inquire into, the sufficiency, correctness, genuineness or validity of the notices it receives hereunder, or the identity, authority or rights of any of the parties; (iv) the Escrow Agent shall have no duties or responsibilities in connection with the Escrowed Funds, other than those specifically set forth in this Agreement; (v) the Escrow Agent shall not incur any liability in acting upon any signature, written notice, request, waiver, consent, receipt, or any other paper or document believed by the Escrow Agent to be genuine; (vi) the
Escrow Agent may assume that any person purporting to have authority to give notices on behalf of any of the parties in accordance with the provisions hereof has been duly authorized to do so; (vii) the Escrow Agent shall incur no liability whatsoever except for such resulting from its willful misconduct or gross negligence, as long as the Escrow Agent has acted in good faith in the performance of its duties hereunder; and (viii) upon the Escrow Agent's performance of its obligations under Section 4 hereof, the Escrow Agent shall be relieved of all liability, responsibility and obligation with respect to the
Escrowed Funds or arising out of or under this Agreement.

         (b) The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or towards its enforcement or performance, or to

                                      -3-

appear in, prosecute or defend any action or legal proceeding, or to file any return, or pay or withhold any income or other tax payable with respect to any
Escrowed Funds or the disbursement thereof, any payment of or in respect of which shall constitute a Loss under Section 6 below.

         (c) In the event of any disagreement relating to the Escrowed Funds or the disbursement thereof resulting in adverse claims or demands being made in connection with the Escrowed Funds or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Funds, but only to the extent of the Escrowed
Funds in controversy, until the Escrow Agent shall have received a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Funds, in which event the Escrow Agent shall disburse the Escrowed
Funds in accordance with such order. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow
Agent to the effect that the order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question. If a proceeding for such determination is not begun and diligently continued, the
Escrow Agent may make an ex parte application, or bring any appropriate action, for leave to deposit the Escrowed Funds in the Supreme Court of the State of New
York, County of New York seeking such determination or such declaratory relief as the Escrow Agent shall deem reasonably necessary under the circumstances, and the parties each hereby irrevocably consent to the entering of an ex parte order pursuant to all applicable laws, rules and procedures of the State of New York and such court. The Escrow Agent shall be reimbursed by the Company, for all of the Escrow Agent's reasonable costs and expenses of such action or proceeding, including, without limitation, attorneys' fees and disbursements. This Section
5(c) shall survive any termination of this Agreement or the resignation of the
Escrow Agent in accordance with Section 5(h) below.

         (d) The Escrow Agent does not have any interest in the Escrowed Funds deposited hereunder and is serving as escrow agent only and having only possession thereof.

         (e) None of the provisions of this Agreement shall require the Escrow
Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

         (f) The Escrow Agent may consult with independent counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action reasonably taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

         (g) The Escrow Agent may at any time resign by giving ten (10) days written notice of resignation to the Company and the Placement Agent. Upon receiving such notice of resignation, the Company and the Placement Agent shall promptly appoint a successor and, upon

                                      -4-

the acceptance by the successor of such appointment and transfer of all Escrowed
Funds to such successor, release the resigning Escrow Agent from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to the resigning Escrow Agent and the successor. If no successor shall have been so appointed and have accepted appointment within forty-five (45) days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor.

         (h) Any partnership or other similar entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any partnership, corporation or other similar entity resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any partnership, corporation or other similar entity succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

         (i) No printed or other matter in any language (including, without limitation, the Registration Statement, the prospectus and prospectus supplement relating to the Registration Statement, notices, reports and promotional material) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto. The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Registration Statement and in the prospectus and operative documents related thereto.

     6. Indemnification of Escrow Agent. The Company and the Placement Agent
hereby agree to indemnify and hold the Escrow Agent harmless from any and all liabilities, obligations, damages, losses, claims, encumbrances, costs or expenses (including reasonable attorneys' fees and expenses) (any or all of the foregoing herein referred to as a "Loss") arising hereunder or under or with respect to the Escrowed Funds, except for Losses resulting from the willful misconduct or gross negligence of the Escrow Agent. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever
(including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     7. Fees. The Company agrees to (i) pay the Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 2 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement.

                                      -5-

     8. Security Procedures. In the event funds transfer instructions are given
(other than in writing at the time of execution of this Agreement, as indicated
in Schedule 3 attached hereto, whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 4 hereto , and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company or the Placement Agent to identify (i) the beneficiary,
(ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this
Agreement acknowledge that these security procedures are commercially reasonable.

     9. Notices. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when sent by facsimile transmission with receipt confirmed to the telephone number below and addressed as follows:

                    a.     If to the Escrow Agent, to:

                           JPMorgan Chase Bank
                           4 New York Plaza, 15th Floor
                           New York , NY 10001
                           Fax No.: (212) 212.623.6168
                           Attention: Simone Lyken

                           with wire transfers to:

                           JPMorgan Chase Bank
                           ABA # 021 000 021

                           A/c # 507 953 312
                           a/c name: Escrow Incoming Wire Account
                           FFC: 10220769 Vion/CIBC Markets
                           Attention: Simone Lyken
                           Tel # 212.623.5118

                    b.     If to Company, to:

                           Vion Pharmaceuticals, Inc.
                           Attention: Howard B. Johnson
                           4 Science Park

                                      -6-

                           New Haven CT, 06511
                           Tel: 203 498 4211
                           Fax: 203 498 4211

                    c.     If to Placement Agent, to:

                           CIBC World Markets Corp.
                           Attn:  Jane Brennan Henderson
                           300 Madison Avenue, 3rd Fl.
                           New York, NY 10017
                           Fax: 212-885-4913

or to such other address or account information as hereafter shall be designated in writing by the applicable party to the other parties hereto.

     10. Entire Agreement. This Agreement and any exhibits and schedules hereto constitute the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersede all negotiations, preliminary agreements and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof. Any exhibits and schedules hereto are hereby incorporated into and made a part of this Agreement.

     11. Amendments. No amendment, waiver, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed by the parties or by their duly authorized agents. Waiver of any provision of this Agreement shall not be deemed a waiver of future compliance therewith and such provision shall remain in full force and effect.

     12. Severability. In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable.

     13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

     14. Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT
TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF
THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY
EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF
AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION
OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE COMPANY
HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT

                                      -7-

OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING
OF COPIES THEREOF TO THE COMPANY BY REGISTERED OR CERTIFIED MAIL, POSTAGE
PREPAID, RETURN RECEIPT REQUESTED, TO THE COMPANY AT ITS ADDRESS SPECIFIED
HEREIN. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT
LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF
FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY
SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

     15. Headings and Captions. The titles or captions of paragraphs in this
Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this
Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.

     16. Gender and Number. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and in making proof hereof, it shall not be necessary to produce or account for more than one such counterpart.

     18. Binding Effect on Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns, and the subscribers of the Shares. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto (and their respective legal representatives, heirs, successors and assigns), any rights, remedies, obligations or liabilities.

     19. Force Majeure. In the event that any party or the Escrow Agent is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, the Escrow
Agent shall not be liable for damages to the other parties for any damages resulting from such failure to perform otherwise from such causes. Performance under this Agreement shall resume when the Escrow Agent is able to perform substantially.

     20. Compliance with Court Orders. In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or

                                      -8-

decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

                                      * * *

                                      -9-

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ESCROW AGENT:                                COMPANY:

JP MORGAN CHASE BANK, N.A.                   VION PHARMACEUTICALS, INC.

By: /s/ Rola Tseng                           By: /s/ Howard B. Johnson
    --------------------------------             ---------------------
     Name: Rola Tseng                              Name: Howard B. Johnson
     Title: Assistant Vice President               Title: President and Chief
                                                   Financial Officer

PLACEMENT AGENT:

CIBC WORLD MARKETS CORP.

By: /s/ Jane Henderson
    --------------------------------
      Name: Jane Henderson
      Title: Managing Director

                                      -10-

                                    EXHIBIT A

                            SUMMARY OF CASH RECEIVED
                             NEW PARTICIPANT DEPOSIT

                                       A-1

                                    EXHIBIT B

                       FORM OF OFFERING TERMINATION NOTICE

[_________ __], 2005

JPMorgan Chase Bank, N.A.
4 New York Plaza, 21st Floor
New York, NY 10004

Attention: Simone Lyken

Dear [          ]:

         Pursuant to Section 4(a) of the Escrow Agreement dated as of September
__, 2003 (the "Escrow Agreement") by and among CIBC World Markets Corp., Vion
Pharmaceuticals, Inc. (the "Company") and you, the Company hereby notifies you of the termination of the offering of the Shares (as that term is defined in the
Escrow Agreement) and directs you to make payments to subscribers as provided for in Section 4(a) of the Escrow Agreement.

                                           Very truly yours,

                                           By:  ____________________________
                                                Name:
                                                Title:

                                      B-1

                                    EXHIBIT C

                             FORM OF CLOSING NOTICE

[_______ __], 2005

JPMorgan Chase Bank, N.A.
4 New York Plaza, 21st Floor
New York, NY 10004

                                 Attention: [ ]

Ladies and Gentlemen:

         Pursuant to Section 4(b) of the Escrow Agreement dated as of January
25, 2005 (the "Escrow Agreement"), by and among CIBC World Markets Corp., Vion
Pharmaceuticals, Inc. (the "Company") and you, the Company hereby certifies that it has received subscriptions for the Shares (as that term is defined in the
Escrow Agreement) and the Company will sell and deliver Shares to the subscribers thereof at a closing to be held on January 28, 2005 (the "Closing
Date"). The names of the subscribers concerned, the number of Shares subscribed for by each of such subscribers and the related subscription amounts are set forth on Schedule I annexed hereto.

         Please accept these instructions as standing instructions for the closing to be held on the Closing Date. The parties hereto certify that they do not wish to have a call back regarding these instructions. The parties hereto further certify that their instructions may be transmitted to you via facsimile.

         We hereby request that the aggregate subscription amount be paid to the
Placement Agent and us is as follows:

1.       To the Company, $_________; and

2.       To CIBC World Markets Corp., $_________.

Wire transfer instructions:

To the Company:

         ABA: 026007993
         Bank Name: UBS AG
         Account #: 101-WA-258641-000
         Account name: Vion Pharmaceuticals, Inc. CP34647KL

                                       C-3

To CIBC World Markets Corp.:

         ABA#: 021-000-018
         Bank name: Bank of New York
         Account name: CIBC World Markets Corp
         Account #: 854-0904-104
         FFC: 001-78170-16
         Re: VIO11005-0501

                  These instructions may be executed in any number of
counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                                             Very truly yours,

                                             VION PHARMACEUTICALS, INC.

                                             By:  ____________________________
                                                  Name:
                                                  Title:

                                             CIBC WORLD MARKETS CORP.

                                             By: ____________________________
                                                  Name:
                                                  Title:

                                       C-4

                                   SCHEDULE I

                              SCHEDULE OF INVESTORS

---------------- -------------------- -------------------------- -------------- ------------ ---------------
                    NAME IN WHICH
                     BOOK-ENTRY                                    AGGREGATE
      INVESTOR     SHOULD BE MADE         INVESTOR ADDRESS,        NUMBER OF      PURCHASE   TAX ID NUMBER
                   (IF DIFFERENT):      TELEPHONE AND CONTACT        SHARES         PRICE
                                                PERSON
---------------- -------------------- -------------------------- -------------- ------------ ---------------

1.
---------------- -------------------- -------------------------- -------------- ------------ ---------------
2.
---------------- -------------------- -------------------------- -------------- ------------ ---------------
3.
---------------- -------------------- -------------------------- -------------- ------------ ---------------
4.
---------------- -------------------- -------------------------- -------------- ------------ ---------------

----------------  --------------- ----------------

      INVESTOR    NAME OF BROKER  BROKER DTC NO.

----------------  --------------- ----------------

1.
----------------  --------------- ----------------
2.
----------------  --------------- ----------------
3.
----------------  --------------- ----------------
4.
----------------  --------------- ----------------

                                       I-1

                                                                    CONFIDENTIAL

                                    EXHIBIT D

                     FORM OF SUBSCRIPTION TERMINATION NOTICE

JPMorgan Chase Bank, N.A.
4 New York Plaza, 21st Floor
New York, NY 10004

Attention: [        ]

Dear [       ]:

         Pursuant to Section 4(c) of the Escrow Agreement dated as of January
__, 2005 (the "Escrow Agreement") by and among CIBC World Markets Corp., Vion
Pharmaceuticals, Inc., Inc. (the "Company") and you, the Company hereby notifies you that the following subscription(s) have been rejected:

      Name of            Amount of Subscribed        Dollar Amount of
    SUBSCRIBER             SHARES REJECTED         REJECTED SUBSCRIPTION

    ----------             ---------------         ---------------------

                                                     Very truly yours,

                                                     VION PHARMACEUTICALS, INC.

                                                     By: _______________________
                                                          Name:
                                                          Title:

                                       D-1

                                   SCHEDULE 2

Escrow Agent's Compensation: $3,500.00 per annum without proration for any partial year for an offering with less than 10 investors, and $5,000 per annum without proration for any partial year for an offering with more than 10 investors.

                                       D-2

                                                                    CONFIDENTIAL

                                            SCHEDULE 3

Name of Company:  VION PHARMACEUTICALS, INC.

         Wiring Instructions:

         ABA: 026007993
         Bank Name: UBS AG
         Account #: 101-WA-258641-000
         Account name: Vion Pharmaceuticals, Inc. CP34647KL

Name of Placement Agent:  CIBC World Markets Corp.

Wiring Instructions:

         ABA#:     021-000-018
         Bank name: Bank of New York
         Account name: CIBC World Markets Corp
         Account #: 854-0904-104
         FFC: 001-78170-16
         Re: VIO11005-0501

                                      D-1

                                                                    CONFIDENTIAL

                                   SCHEDULE 4

                     Telephone Number(s) for Call-Backs and

           Person(s) Designated to Confirm Funds Transfer Instructions

If to Company:

         Name                                                 Telephone Number
--------------------------------------------------------------------------------

1.   Howard Johnson                                           203 672 4535;

                                                              203 314 5123(cell)

2.   Bridget Franklin                                         203 672 4533

3.   Lin Li                                                   203 672 4532

If to Placement Agent:

         Name                                                 Telephone Number
--------------------------------------------------------------------------------

1.   Trina Smith                                              212 856 4184

2.   Eric Antman                                              212 856 4015

3.   Jane Brennan Henderson                                   212 856 6576

Telephone call-backs shall be made to each party if joint instructions are required pursuant to this Escrow Agreement.

                                      D-1